UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

Rare Earths Americas, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-43268	39-4918133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 W. Main Street
Manchester, Georgia		31816
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (706) 846-5063

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $ 0.0001 par value	REA	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On August 19, 2026, the Board of Directors (the “Board”) of Rare Earths Americas, Inc. (the “Company”) established November 12, 2026 as the date of the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). The Board has fixed the close of business on September 21, 2026 as the record date for determining the stockholders entitled to notice of and to vote at the 2026 Annual Meeting.

The 2026 Annual Meeting will be held as a virtual meeting exclusively online via a live webcast. The time of the 2026 Annual Meeting, as well as the details regarding how stockholders can access, participate in, and vote at the virtual meeting, will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Because the 2026 Annual Meeting will be the Company’s first annual meeting of stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is establishing the deadlines for submitting stockholder proposals and director nominations.

Rule 14a-8 Stockholder Proposals

To be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received in writing by the Company’s Corporate Secretary at the Company’s principal executive offices no later than the close of business on September 4, 2026, which the Company has determined to be a reasonable time before it begins to print and send its proxy materials. All such proposals must also comply with the requirements of Rule 14a-8.

Advance Notice of Director Nominations and Other Business

In accordance with the Company’s Bylaws (the “Bylaws”), because there has been no prior annual meeting, any shareholder who intends to nominate a person for election as a director or submit a proposal for consideration at the 2026 Annual Meeting must provide written notice to the Company’s Secretary no earlier than the close of business on July 15, 2026 (the 120th day before the meeting) and no later than the close of business on August 29, 2026. This August 29, 2026 deadline represents the later of the 90th day before the meeting (August 14, 2026) and the 10th day following the day on which this public announcement of the date of the 2026 Annual Meeting is first made. Such notice must comply with the requirements set forth in Section 2.14 and Section 2.15 of the Bylaws.

Universal Proxy Rules

In addition to complying with the deadline and other requirements set forth in the Company’s Bylaws, any stockholder intending to solicit proxies at the 2026 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act must provide written notice to the Company's Corporate Secretary no later than the close of business on August 29, 2026. Such notice must include the information required by Rule 14a-19 and the Company's Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rare Earths Americas, Inc.

Date:	August 20, 2026	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton, COO, General Counsel and Secretary